Exhibit 99.3 2Q19 Financial Results July 23, 2019 ©2019 DISCOVER FINANCIAL SERVICES

Notice The following slides are part of a presentation by Discover Financial Services (the "Company") in connection with reporting quarterly financial results and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. For additional financial, statistical, and business related information, as well as information regarding business and segment trends, see the earnings release and financial supplement included as exhibits to the Company’s Current Report on Form 8-K filed today and available on the Company’s website (www.discover.com) and the SEC’s website (www.sec.gov). The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time, and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and "Management’s Discussion & Analysis of Financial Condition and Results of Operations" in the company's Quarterly Report on Form 10- Q for the quarter ended March 31, 2019, which are filed with the SEC and available at the SEC's website (www.sec.gov). The Company does not undertake to update or revise forward-looking statements as more information becomes available. 2

2Q19 Highlights(1) • Net income of $753MM, diluted EPS of $2.32; return on equity of 26% • Total loan growth of 6% led by an 7% increase in credit card loans; revenue growth of 10% • Strong credit performance reflecting disciplined underwriting and continued investments in collection capabilities • Payment Services continued to drive strong network volume growth (up 8%) • Investments in technology as well as our customer focus led to the highest ranking by J.D. Power in customer satisfaction among credit card mobile apps and websites • Returned $571MM of capital through dividends and share repurchases; announced capital plan which includes dividend increase and share repurchases Note(s) (1) All comparisons stated on a year-over-year basis 3

2Q19 Summary Financial Results Highlights Inc / (Dec) ($MM, except per share data) 2Q19 2Q18 $ % Revenue Net of Interest Expense $2,852 $2,603 $249 10% • Revenue net of interest expense of $2.9Bn, up 10%, driven by higher net Net Principal Charge-off 718 649 69 11% interest income Reserve Change 69 93 (24) (26%) Provision for Loan Losses 787 742 45 6% • Provision for loan losses increased Operating Expense 1,078 984 94 10% $45MM, or 6%, on higher net charge- offs, partially offset by a lower reserve Total Pre-Tax Income 987 877 110 13% build Income Tax Expense 234 208 26 13% • Expenses rose 10%, primarily driven Net Income $753 $669 $84 13% by higher compensation expense, as well as investments to support growth Segment Pre-Tax Income and new capabilities Direct Banking $941 $837 $104 12% Payment Services 46 40 6 15% • Diluted EPS of $2.32, up 21% Total Pre-Tax Income $987 $877 $110 13% ROE 26% 25% Diluted EPS $2.32 $1.91 $0.41 21% 4

2Q19 Loan and Volume Growth Ending Loans ($Bn) Volume ($Bn) Payment Services Network (1) Total Card Student Personal Proprietary PULSE Diners Partners +6% +7% +3% +2% +4% +7% +1% +29% $90.2 $84.8 $72.4 $67.8 $47.4 $44.3 $36.3$37.9 $9.1 $9.4 $7.4 $8.4 $8.5 $7.3 $4.6 $6.0 2Q18 2Q19 2Q18 2Q19 Total Network Volume up 6% YOY Note(s) 1. Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment 5

2Q19 Revenue Inc / (Dec) Highlights ($MM) 2Q19 2Q18 $ % Interest Income $2,977 $2,636 $341 13% • Loan growth and higher net Interest Expense 645 507 138 27% interest margin drove 10% Net Interest Income 2,332 2,129 203 10% increase in net interest income Discount/Interchange Revenue 759 724 35 5% Rewards Cost 460 461 (1) —% • Net discount and interchange Net Discount/Interchange Revenue 299 263 36 14% revenue increased 14% driven by Protection Products Revenue 49 50 (1) (2%) increased Card sales volume Loan Fee Income 102 95 7 7% while rewards cost remained flat Transaction Processing Revenue 48 42 6 14% Other Income 22 24 (2) (8%) • Rewards rate down 6 bps YOY Total Non-Interest Income 520 474 46 10% reflecting a shift in the 5% Revenue Net of Interest Expense $2,852 $2,603 $249 10% category (gas, Uber, Lyft in 2Q19 vs. groceries in 2Q18) Segment Revenue Net of Interest Expense Direct Banking $2,767 $2,527 $240 9% Payment Services 85 76 9 12% Revenue Net of Interest Expense $2,852 $2,603 $249 10% Change ($MM) 2Q19 2Q18 QOQ YOY Discover Card Sales Volume $36,664 $35,077 11% 5% Rewards Rate (1) 1.25% 1.31% -10 bps -6 bps Note(s) 1. Rewards cost divided by Discover card sales volume 6

2Q19 Net Interest Margin 2Q19 2Q18 Highlights Average Average ($MM) Balance Rate Balance Rate • Net interest margin on loans up 26 Credit Card $71,492 13.44% $66,594 12.88% Private Student 9,464 8.59% 9,219 8.05% bps as higher loan yields were Personal 7,419 13.02% 7,304 12.55% partially offset by higher funding costs Other 983 6.83% 531 6.02% Total Loans 89,358 12.82% 83,648 12.28% • Credit card yield increased 56 bps Other Interest-Earning Assets 19,794 2.45% 16,861 1.81% due to prime rate increases and Total Interest-Earning Assets $109,152 10.94% $100,509 10.52% portfolio mix, partially offset by higher Direct to Consumer and Affinity $48,211 2.20% $41,459 1.71% interest charge-offs Brokered Deposits and Other 20,213 2.71% 19,166 2.33% Interest Bearing Deposits 68,424 2.35% 60,625 1.90% • Average consumer deposits grew Borrowings 26,111 3.74% 25,988 3.39% 16% and composed 51% of total Total Interest-Bearing Liabilities $94,535 2.73% $86,613 2.35% funding Change • Funding costs on interest-bearing (%) 2Q19 QOQ YOY Total Interest Yield on Loans 12.82% 3bps 54bps liabilities increased 38 bps, primarily NIM on Loans 10.47% 1bps 26bps driven by higher market rates NIM on Interest-Earning Assets 8.57% -4bps 7bps 7

2Q19 Operating Expense Inc / (Dec) Highlights ($MM) 2Q19 2Q18 $ % Employee Compensation and Benefits $427 $400 $27 7% • Employee compensation and benefits Marketing and Business Development 224 224 0 —% up 7%, primarily due to higher Information Processing & Communications 101 86 15 17% average salaries and benefits Professional Fees 183 161 22 14% Premises and Equipment 26 24 2 8% Other Expense 117 89 28 31% • Information processing up 17% due to Total Operating Expense $1,078 $984 $94 10% investments in infrastructure and analytic capabilities Segment Operating Expense Direct Banking 1,039 948 $91 10% • Professional fees up 14%, primarily Payment Services 39 36 3 8% Total Operating Expense $1,078 $984 $94 10% related to achieving a higher level of recoveries Operating Efficiency(1) 37.8% 37.8% — bps Note(s) 1. Defined as reported total operating expense divided by revenue net of interest expense 8

DISCOVER | Credit Performance Trends

Total Company Loans


2.60 2.71 2.63 2.85 3.09 3.11 2.97 3.08 3.25 3.22
1.97 1.93 2.05 2.20 2.23 2.08 2.22 2.31 2.28 2.18
1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
NCO rate (%)
30+ day DQ rate ex-PCI (%)

Credit Card Loans


2.84 2.94 2.80 3.03 3.32 3.34 3.14 3.23 3.50 3.49
2.06 2.00 2.14 2.28 2.33 2.16 2.32 2.43 2.45 2.34
1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
NCO rate (%)
30+ day DQ rate (%)

Private Student Loans


2.04 2.12 2.14 2.35 2.25 2.10 2.13 2.00 1.76 1.67
0.60 0.85 1.14 1.03 0.92 0.92 0.96 0.86 0.66 0.61
1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
NCO rate (%)
30+ day DQ rate ex-PCI (%)

Personal Loans


3.16 3.18 3.19 3.62 4.03 3.97 4.09 4.49 4.53 4.33
1.12 1.14 1.27 1.40 1.37 1.42 1.57 1.60 1.51 1.49
1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
NCO rate (%)
30+ day DQ rate (%)

9

Capital Trends 13.0 12.5 11.9 11.6 11.6 11.4 11.5 11.4 11.1 123 120 118 108 109 109 93 88 82 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Common Equity Tier 1 (CET1) Capital Ratio(1) (%) Payout Ratio(2) (%) Note(s) 1. Common Equity Tier 1 Capital Ratio (Basel III Transition) 2. Payout Ratio is displayed on a trailing twelve month basis. This represents the trailing twelve months’ Capital Return to Common Stockholders divided by the trailing twelve months’ Net Income Allocated to Common Stockholders 10

2Q19 Financial Summary Balance Sheet Credit and Capital Profitability • Total loans grew 6% • Total NCO rate of 3.22%, • Net income of $753MM ($5.4Bn) YOY up 11 bps YOY and diluted EPS of $2.32 • Reflects loan seasoning • Credit card loans grew 7% and supply-driven credit • Revenue growth of 10% ($4.6Bn) YOY as sales normalization on higher net interest volume increased 5% income • Capital return • Average consumer • Raised quarterly • NIM of 10.47%, up 26 bps deposits grew 16% common dividend to YOY ($6.8Bn) YOY, while $0.44/share deposit rates increased 49 • Planned share • Strong return on equity at bps repurchases up to $1.63Bn over four 26% quarters ending June 30, 2020 • CET1 capital ratio(1) of 11.4% down 20 bps YOY Note(s) 1. Basel III Transition 11